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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-4 of Elizabeth Arden, Inc. of our report dated March 13, 2003 relating to the financial statements, which appears in Elizabeth Arden Inc's Annual Report on Form 10-K for the year ended January 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
New York, New York
March 3, 2004